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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 11, 2005
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                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

        0-22903                              38-2312018
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(Commission File Number)         (IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan              48083
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   (Address of Principal Executive Offices)                 (Zip Code)

                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

On April 11, 2005, the Board of Directors of Syntel, Inc. ("Syntel"), amended Syntel's Bylaws to allow special meetings of Syntel's shareholders to be called by shareholders representing a majority of Syntel's shares then outstanding and entitled to vote. This amendment was effective on April 11, 2005. Prior to this amendment, Syntel's Bylaws stated that special meetings of shareholders could be called only by the Board of Directors, the Chairman of Board, or the President, all of whom retain that authority with this Amendment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit
     Number
     -------

     3           Section 4.03 of the Bylaws of Syntel, Inc., as amended


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Syntel, Inc.
                                   ---------------------------------------------
                                                    (Registrant)




Date    April 14, 2005           By            /s/ Daniel M. Moore
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                                   Daniel M. Moore, Chief Administrative Officer


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EXHIBIT INDEX

Exhibit No.           Description

3              Section 4.03 of the Bylaws of Syntel, Inc., as amended


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